Credit Suisse Energy Summit February 2008 Credit Suisse Energy Summit February 2008 Exhibit 99.2

PXP
Except for the historical information contained herein, the
matters discussed in this presentation are “forward-looking
statements” as defined by the Securities and Exchange
Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other
factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of
known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, completion of the proposed divestitures, uncertainties inherent in the exploration for and development and production of oil & gas and in
estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition,
regulatory changes and other factors discussed in PXP’s filings with the Securities and Exchange Commission.
Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores - Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Hance Myers – Vice President Investor Relations
Joanna Pankey - Investor Relations Analyst
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com

PXP
Proven Consistent Value Generator
$9.75
$15.39
$54.00
$47.53
$39.73
$26.00
2002 2003 2004 2005 2006 2007
90
62
59
62
62
34
26
2002 2003 2004 2005 2006 2007 2008E
577
352
401 419
281
253
2002 2003 2004 2005 2006 07 Pro Forma
Stock Price: 40% CAGR
Production: 23% CAGR
Reserves: 18% CAGR
2008E production represents guidance mid-point.
2007 pro forma proved reserves represent year end 2007 proved reserves adjusted for pending asset sales announced in December 2007.
27yr
R/P
16yr
R/P
17yr
R/P
17yr
R/P
20yr
R/P
18yr
R/P
Thousand BOEPD
Million BOE

PXP
PXP Today
Highlights
$8 billion enterprise value
577 million BOE pro forma proved reserves
70% oil / 30% gas pro forma proved reserves
Strong balance sheet with BB credit rating
$1.75 billion asset sale proceeds expected
1st
Qtr 2008
$1 billion share repurchase authorization
Enterprise value equals June pro forma debt plus current equity value.
Pro forma proved reserves represent year end 2007 proved reserves adjusted for pending asset sales announced in December 2007.

PXP
PXP Today
Operational Highlights
(1) Mid-point 2008 guidance compared to 9 month reported results ended September 30, 2007.
Significant exploration success & inventory
–
Vicksburg
Development business expanding
–
Piceance, Texas Panhandle, Gulf of Mexico
90,000 BOEPD 2008 estimate PLUS 5% CAGR 2008 to
2012
88% oil price realization 2008 estimate
–
5% increase over 84% realization reported in 9 mo. period 2007
(1)
$17.15 production cost per unit 2008 estimate
–
8% improvement over $18.47 reported in 9 mo. period 2007
(1)

PXP
Capital Program
(1) 2007 guidance mid-point.
Development capital includes exploitation and capitalized interest and G&A costs. Excludes acquisition capital.
50%
50%
2007E
$900 million
(1)
2008E
$1.15 billion
25%
75%
Development Capital Exploration Capital

PXP
Cash & Growth
California
Gulf of Mexico
Rockies
Panhandle/Permian
Gulf Coast
Creating Per Share Value
Operating Strategy
Oil
Upside Growth
Exploration Gulf of Mexico
Exploration Vietnam
California Real Estate
Gas

PXP
California – Cash & Growth
CASH
Onshore
35,300 BOEPD
average 4
th
QTR
production
342 MMBOE proved
reserves
145 MMBOE
probable/possible
2,500+ future well
locations
26 yr R/P
Reserves: As of 12/31/07.
GROWTH
Offshore
12,300 BOEPD
average 4
th
QTR
production
27 MMBOE proved
reserves
9 MMBOE
probable/possible
T-Ridge Project
Los
Angeles
Basin
Los
Angeles
Basin
San Joaquin
Valley
San Joaquin
Valley
Arroyo
Grande
Arroyo
Grande
Pt Pedernales/
T-Ridge
Pt Arguello

PXP
Gulf of Mexico – Cash & Growth
Flatrock Update:
•
1Q08 first production
•
2 rigs running
•
3rd discovery well
announced 2/08
•
3 approved delineation permits
•
7 completions est. by year end
Flatrock
Field
Discoveries
Discoveries
Friesian
•
Development plans
progressing
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
2008 Estimated Production
Net Risked Qtrly Avg.
1,000
3,000
5,000
6,000
Vicksburg
Vicksburg Update:
•
Discovery, 300 feet of oil pay,
drilled to 25,400’ in 7,500’ water
•
Development options under
evaluation
•
Additional exploratory
prospects in the area
•
PXP WI 17.5%

PXP
Rockies – Cash & Growth
Green River
Basin
Piceance Basin
CASH
Madden Field
4,400 BOEPD net,
average since
acquisition
39 MMBOE net
proved reserves
30 MMBOE net
probable/possible
14% non-operated
working interest
Madden Field
GROWTH
Piceance Basin
60,000 acres
11,400 BOEPD net exit rate
anticipated by year end 2008
89 MMBOE net proved
reserves
250 MMBOE net
probable/possible
PXP 100% WI. After OXY
transaction closes, PXP is
operator with 50% working
interest
Reserves: As of 12/31/07.
Green River Basin
60,000 acres
Eagle Project development
permitting in progress

PXP
Panhandle/Permian – Cash & Growth
CASH
Permian Basin
18,900 BOEPD net,
average since
acquisition
111 MMBOE net
proved reserves
72 MMBOE net
probable/possible
CO
2
enhanced recovery
potential
PXP 100% WI. After OXY
transaction closes, PXP
has 50% non-operated
working interest
GROWTH
Panhandle
375,000 acres
715 square miles of
3D seismic
8,200 BOEPD net, average
since acquisition
25 MMBOE net proved
reserves
82 MMBOE net
probable/possible
Develop: Marvin Lake,
Wheeler, & Courson Ranch,
20 to 25 wells planned in ‘08
Explore: Turkey Track
Ranch, up to 5 wells planned
in 2008
80% working interest
Permian Basin
Panhandle
Reserves: As of 12/31/07.

PXP
Houston
Houston
Jefferson
PXP acreage
Gulf Coast – Cash & Growth
Webb
Zapata
Hereford
Hunido Area
Los Mogotes
PXP acreage
50,000 acres
275 square mile 3D seismic
33 MMBOE net reserve
potential
2 to 4 wells planned in 2008
100% working interest
GROWTH
Big Mac Project
South Texas
South Texas
Big Mac
Big Mac
Reserves: As of 12/31/07. Big Mac data post XTO transaction.
CASH
South Texas
10,400 BOEPD net,
average since
acquisition
25 MMBOE net proved
reserves
4 MMBOE net
probable/possible
10 to 20 development
wells planned in ‘08

13 PXP Upside Growth Exploration - Gulf of Mexico Exploration - Vietnam California Real Estate Share Repurchase

14 PXP Exploration Gulf of Mexico Friesian New Orleans Discoveries Discoveries Vicksburg Flatrock Field 27 prospects 62 blocks 102,450 acres PXP blocks

PXP
124
Exploration International
Vietnam Block 124
1,480,000 acres
850 square kilometers of 3D
seismic
Multiple Miocene leads in
water depths of 175 meters
100% working interest
Vietnam
Ho Chi Minh City
Nha Trang

16 PXP California Real Estate Montebello Preparation in Progress

PXP
Share Repurchase Program
Repurchased 7.7 million or 10% of outstanding
common shares in 2006 & 2007
Current authorization $1 billion
Oil/Gas sensitivities to cash flow
$10 / barrel = $170 million
$1 / Mcf = $70 million

18 PXP Compelling Investment “Accelerating Per Share Value”

Appendix Appendix

PXP
Pro Forma 2008 Estimated Guidance
Production
Production Volumes (MBOE/day)
88% 86% Gas – Henry Hub
89% 87% Oil - NYMEX
Price Realization % Index (Unhedged)
40% % Gas
60% % Oil
92.0 88.0 Production volumes sold
Estimated Range
Source: 8K filed 12-17-07.

PXP
Pro Forma 2008 Estimated Guidance
Costs
Production Costs per BOE
43% 40% Effective Tax Rate (4)
$           60 $           55 Stock based compensation (3)
$         102 $           97 Cash (2)
General and administration expenses ($/millions)
$        0.85 $        0.75 Gathering and transportation
$        2.95 $        2.75 Production and ad valorem tax
$        1.40 $        1.20 Electricity
$        3.50 $        3.25 Steam gas costs (1)
$        9.00 $        8.65                    Lease operating expense
Estimated Range
(1) Steam gas costs assume a base SoCal Border index price of $6.40 per MMBtu. The purchased volumes anticipated to be 41,000 - 44,000 MMBtu per day.
(2) Does not include merger related and transition costs. (3) Based on current outstanding and projected awards and current stock price. (4) Assuming a range of oil prices between $75 and $90 per barrel, current tax is expected to range between $160 million and $235 million, a majority of which is related to the announced property sales.
Source: 8K filed 12-17-07.

Credit Suisse Energy Summit February 2008 Credit Suisse Energy Summit February 2008